Exhibit 10.1

WEBTOON ENTERTAINMENT INC.

FORM OF STOCKHOLDER AGREEMENT

Dated as of     , 2024

ANNEXES

ANNEX I	FORM OF JOINDER AGREEMENT

i

STOCKHOLDER AGREEMENT

This Stockholder Agreement (as amended, modified, or supplemented from time to time in accordance with its terms, this “Agreement”) of WEBTOON Entertainment Inc. (together with its successors and permitted assigns, the “Company”), a Delaware corporation, is entered into as of     , 2024, by and between the Company and the      Group. Certain terms used in this Agreement are defined in Section 1.2.

WHEREAS, the Company intends to consummate an initial Public Offering of shares of Common Stock; and

WHEREAS, in connection with such events, the parties hereto desire to provide for certain governance rights and other matters with respect to the Company upon the effectiveness of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree, subject to Section 3.21 as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Article I:

(a) The words “hereof,” “herein,” “hereunder” and words of similar import shall, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

(b) The words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”;

(c) References to Sections and Articles refer to Sections and Articles of this Agreement;

(d) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

(e) The masculine, feminine and neuter genders shall each include the others.

1.2 Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended, or any successor act, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor act, and the rules and regulations promulgated thereunder.

“Affiliate” shall mean, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the 1933 Act; provided, that, for purposes of this Agreement, the Company and its Subsidiaries shall not be Affiliates of any member of the      Group (and vice versa).

“Agreement” shall have the meaning as set forth in the preamble to this Agreement.

“Beneficially Own” shall have the meaning as set forth in Rule 13d-3 promulgated under the 1934 Act.

“Board” or “Board of Directors” shall mean the Board of Directors of the Company as the same shall be constituted from time to time.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, and shall also include any common stock of the Company hereafter authorized and any capital stock of the Company of any other class hereafter authorized which does not have a preference as to dividends or distribution of assets in liquidation over any other class of capital stock of the Company.

“Company” shall have the meaning as set forth in the preamble to this Agreement.

“Confidential Information” shall mean all confidential information concerning the Company or its Subsidiaries (including with respect to the financial condition, business, operations or prospects of the Company or its Subsidiaries) in the possession of or furnished to the      Group (including by virtue of its present or former right to nominate director(s) to the Board).

“Governmental Entity” shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau or court, whether domestic, foreign, multinational, or supranational exercising executive, legislative, judicial, regulatory, self-regulatory or administrative functions of or pertaining to government and any executive official thereof.

“Joinder Agreement” means a joinder agreement substantially in the form of Annex I attached hereto or such other form as may be agreed by the Company.

“     Group” shall mean     , together with its Affiliates, Subsidiaries, successors and assigns, but excluding the Company and its Subsidiaries, and its Permitted Transferees (excluding the Company and its Subsidiaries) who obtain Shares pursuant to a Permitted Transfer as evidenced by an executed Joinder Agreement indicating that such Permitted Transferee will be a    Group member and only for so long as such Permitted Transferee is a holder of Shares.

“     Group Director” shall have the meaning as set forth in Section 2.1(b).

“Permitted Transfer” shall mean a Transfer of Shares by any member of the    Group to any Affiliate of such member of the    Group.

On subsequent Transfers by a Permitted Transferee, the determination of whether the transferee is a Permitted Transferee shall be determined by reference to the      Group member who was an original party to this Agreement, not by reference to the transferring Permitted Transferee in such subsequent transfer. If at any time after a Permitted Transfer, a transferee ceases to be a Permitted Transferee of the      Group, then notwithstanding anything to the contrary in this Agreement, without affecting any other provision of this Agreement requiring termination of any rights in favor of any party to this Agreement, the provisions of Article II (other than Section 2.2) shall terminate as to such transferee. No Transfer shall be a Permitted Transfer if such Transfer conflicts with or results in any violation of a judgment, order, decree, statute, law, ordinance, rule, or regulation.

“Permitted Transferee” shall mean any Person who shall have acquired and who shall hold Shares pursuant to a Permitted Transfer.

“Person” shall mean any individual, partnership, corporation, association, limited liability company, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” shall mean the completion of a sale of Common Stock pursuant to a Registration Statement which has become effective under the 1933 Act (excluding Registration Statements on Form S-4, S-8, or similar limited purpose forms), in which some or all of the Common Stock shall be listed and traded on a national securities exchange (including the New York Stock Exchange and the NASDAQ National Market).

“register,” “registered,” and “registration” shall mean a registration effected pursuant to a registration statement filed with the SEC (a “Registration Statement”) in compliance with the 1933 Act.

“Registration Rights Agreement” shall mean the Registration Rights Agreement of the Company, by and among the Company, the NAVER Group, the LY Group, and certain other parties identified therein, dated as of the date hereof, as amended, restated, supplemented or otherwise modified from time to time.

“Representatives” shall have the meaning as set forth in Section 2.2.

“Restated Certificate of Incorporation” shall mean the Company’s amended and restated certificate of incorporation to be filed and effective in connection with the closing of the initial Public Offering, as it may be amended and/or restated from time to time.

“SEC” shall mean the United States Securities and Exchange Commission.

“Shares” shall mean (i) shares of Common Stock held by the      Group from time to time, (ii) other equity securities of the Company or its Subsidiaries held by the      Group from time to time or (iii) securities of the Company or its Subsidiaries issued in exchange for, upon reclassification of, or as a dividend or distribution in respect of, the foregoing.

“Subsidiary” with respect to any entity (the “parent”) shall mean any corporation, limited liability company, company, firm, association, trust or other entity of which such parent, at the time in respect of which such term is used, (i) owns directly or indirectly more than fifty percent (50%) of the equity, membership interest, or beneficial interest, on a consolidated basis, or (ii) owns directly or controls with power to vote, directly or indirectly through one or more Subsidiaries, shares of the equity, membership interest, or beneficial interest having the power to elect more than fifty percent (50%) of the directors, trustees, managers, or other officials having powers analogous to that of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary.

“Transfer” and “Transferred” shall mean to transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly, and whether or not by operation of law or for value, any Shares or any legal, economic, or beneficial interest therein.

ARTICLE II

CORPORATE GOVERNANCE

Subject to the provisions of Section 3.7 hereof relating to the termination of certain provisions of this Agreement, the following covenants and conditions shall apply.

2.1 Board of Directors.

(a) Composition of the Board. Without limiting any rights granted to the     Group under Section 6.1 of the Restated Certificate of Incorporation, at and following the date hereof, the     Group agrees with the Company to vote or cause to be voted, at any annual or special meeting of stockholders of the Company, all Shares then owned by it in favor of the election of the nominees recommended by the Board for election by the Company’s stockholders, provided such nominees include [each of] the individual[s] designated by     Group pursuant to Section 2.1(b).

(b) Group Director. The     Group shall have rights to designate individuals for nomination to the Board as set forth in Section [6.1(C)(1)] / [6.1(C)(2)] of the Restated Certificate of Incorporation. Each individual who is designated by the Group pursuant to Section [6.1(C)(1)] / [6.1(C)(2)] of the Restated Certificate of Incorporation and who is thereafter elected to serve as a director shall be referred to herein as a “     Group Director.”

2.2 Confidentiality. The     Group agrees that it will, and will direct its Representatives to, keep confidential and not disclose any Confidential Information; provided, that the     Group and its Representatives may disclose Confidential Information (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, agents, stockholders, attorneys, accountants, consultants, insurers, financing sources and other advisors in connection with or related to the     Group’s investment in the Company or in the ordinary course of business (the Persons referenced in the foregoing, collectively, “Representatives”) or to the            Group and its Representatives; provided, that the     Group agrees to be responsible for any breaches of this

Section 2.2 by the      Group’s Representatives, (b) to the extent the      Group is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of law, rule, regulation, judgment, order, or decree or stock exchange rule or to the extent advised by outside counsel in connection with a proceeding brought by a Governmental Entity that it is advisable to do so, (c) as required in connection with any legal or other proceeding by one party to this Agreement against another party to this Agreement or in respect of claims by one party to this Agreement against another party to this Agreement brought in a proceeding, (d) as necessary in order to permit the      Group to prepare and disclose its financial statements in connection with any regulatory or tax filings, (e) as necessary for the      Group to enforce its rights or perform its obligations under this Agreement, the Registration Rights Agreement or the Restated Certificate of Incorporation, (f) to Governmental Entities in accordance with applicable procurement regulations and contract requirements, (g) to other Persons in connection with their evaluation of, and negotiating and consummating, a potential strategic transaction, to the extent reasonably necessary in connection therewith, provided an appropriate and customary confidentiality agreement has been entered into with the Person receiving such Confidential Information, or (h) as the Company may otherwise consent in writing. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a third party pursuant to clause (b), (c), (e) or (f) above, the      Group shall promptly notify (to the extent permissible by applicable law, rule, regulation, judgment, order, or decree) the Company of the existence of such request, demand or disclosure requirement and shall provide the Company a reasonable opportunity to seek an appropriate protective order or other remedy, which the      Group shall cooperate (at the Company’s expense) in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the      Group shall furnish only that portion of the Confidential Information that is required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded such Confidential Information.

ARTICLE III

MISCELLANEOUS

3.1 Remedies. The parties to this Agreement acknowledge and agree that the covenants of the Company and the      Group set forth in this Agreement may be enforced in equity by a decree requiring specific performance. In the event of a breach of any material provision of this Agreement, the aggrieved party will be entitled to institute and prosecute a proceeding to enforce specific performance of such provision, as well as to obtain damages for breach of this Agreement. Such remedies shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement or otherwise.

3.2 Entire Agreement; Amendment; Waiver. This Agreement, together with the Annexes hereto, the Registration Rights Agreement and the Company’s organizational documents set forth the entire understanding of the parties, and as of the date hereof supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof and thereof. This Agreement may be amended, modified, supplemented, restated or terminated upon the prior written consent of each of the Company and the      Group. [The Company agrees that it shall not, without the      Group’s prior written consent, consent to any amendment, modification or supplement to or restatement or termination

of, that certain Stockholder Agreement, dated on or around the date hereof, by and between the Company and the      Group.]1 Notwithstanding any provisions to the contrary contained herein, any party may waive (in writing) any rights with respect to which such party is entitled to benefits under this Agreement. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof.

3.3 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, the invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so more narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3.4 Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) the day following the day (except if not a business day then the next business day) on which the same has been delivered prepaid to a reputable national overnight air courier service, (c) when transmitted via email (including via attached pdf document) to the email address set out below if the sender on the same day sends a confirming copy of such notice by a recognized delivery service (charges prepaid) or (d) the third (3rd) business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, to the respective parties, as applicable, at the address, facsimile number or email address set forth below (or such other address, facsimile number or email address as the      Group may specify by notice to the Company in accordance with this Section 3.4):

(a)	For notices and communications to the Company, to:

WEBTOON Entertainment Inc.

5700 Wilshire Blvd. Suite 220

Los Angeles, CA 90036

Attention:  Junkoo Kim

Email:    [***]

with a copy to (which shall not constitute actual or constructive notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:   Michael Kim, P.C.

    Joshua N. Korff, P.C.

    Edward J. Lee, P.C.

Email:    michael.kim@kirkland.com

   joshua.korff@kirkland.com

   edward.lee@kirkland.com

[1]	Applicable only to Stockholder Agreement between the Company and NAVER Group.

(b)	for notices and communications to the Group:

Attention:

Email:

with a copy to (which shall not constitute actual or constructive notice):

By notice complying with the foregoing provisions of this Section 3.4, each party shall have the right to change the mailing address for future notices and communications to such party.

3.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors and assigns; provided, that no right or obligation under this Agreement may be assigned except as expressly provided herein (including in connection with a Permitted Transfer of Shares in accordance herewith), it being understood that (i) the Company’s rights hereunder may be assigned by the Company to any corporation or other entity which is the surviving entity in a merger, consolidation or like event involving the Company and (ii) the rights of the      Group shall be automatically assigned with respect to any Share that is Transferred to a Permitted Transferee thereof; provided, that such Permitted Transferee executes a Joinder Agreement and becomes bound to the provisions hereof.

3.6 Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement, including all claims (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

3.7 Termination

. Without affecting any other provision of this Agreement requiring termination of any rights in favor of any party to this Agreement, the provisions of Article II (other than Section 2.2) shall terminate as to the      Group, when, pursuant to and in accordance with this Agreement, the      Group no longer owns any Shares.

3.8 Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

3.9 Action Necessary to Effectuate the Agreement. The parties hereto agree to take or cause to be taken all such corporate and other action as may be reasonably necessary to effect the intent and purposes of this Agreement; provided that no party shall be obligated to take any actions or omit to take any actions that would be inconsistent with applicable law.

3.10 Purchase for Investment; Legend on Certificate. The      Group acknowledges that all of the Shares held by the      Group are being (or have been) acquired for investment and not with a view to the distribution thereof and that no transfer, hypothecation or assignment of such Shares may be made except in compliance with applicable federal and state securities laws. Each certificate (or book entry share) evidencing Shares owned by the      Group and which are subject to the terms of this Agreement shall bear the following legend, either as an endorsement or stamped or printed, thereon, or in a notice to the      Group or transferee:

“The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel reasonably satisfactory to the Company and its counsel that such registration is not required.”

All shares shall also bear all legends required by federal and state securities laws. The legends set forth in this Section 3.10 shall be removed at the expense of the Company at the request of the      Group at any time when they have ceased to be applicable.

3.11 No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as waiver thereof or otherwise prejudice such party’s rights, powers and remedies. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

3.12 Costs and Expenses. Each party shall pay its own costs and expenses incurred in connection with this Agreement, and any and all other documents furnished pursuant hereto or in connection herewith.

3.13 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

3.14 Headings. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

3.15 Third-Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to entitle any Person other than the Company and the      Group to any claim, cause of action, right or remedy of any kind.

3.16 Consent to Jurisdiction. Each party to this Agreement, by its, his or her execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it or he is not subject personally to the jurisdiction of the above-named courts, that its, his or her property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) hereby agree not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party to this Agreement hereby consent, to the fullest extent permitted by law, to service of process in any such proceeding, and agree that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 3.4 is reasonably calculated to give actual notice.

3.17 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION, OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING, OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 3.17 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

3.18 Representations and Warranties. Each member of the      Group executing this Agreement hereby represents and warrants severally and not jointly to the Company on the date hereof (and in respect of Persons who become a party to this Agreement after the date hereof, such Persons hereby represents and warrants to each of the other parties to this Agreement on the date of its execution of a Joinder Agreement) as follows:

(a) Such Person, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, and has all requisite power and authority to conduct its business as it is now being conducted and is proposed to be conducted. Such Person has the full power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, corporate or otherwise, of such Person. This Agreement has been duly executed and delivered by such Person and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.

(b) The execution and delivery by such Person of this Agreement, the performance by such Person of its, his or her obligations hereunder by such Person does not and will not violate (i) in the case of parties who are not individuals, any provision of its organizational or constituent documents, (ii) any provision of any material agreement to which it, he or she is a party or by which it, he or she is bound or (iii) any law, rule, regulation, judgment, order, or decree to which it, he or she is subject. No notice, consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Person in connection with the execution, delivery or enforceability of this Agreement.

(c) Such Person is not currently in violation of any law, rule, regulation, judgment, order, or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Person’s ability to enter into this Agreement or to perform its, his or her obligations hereunder. There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Person to enter into this Agreement or to perform its, his or her obligations hereunder.

3.19 Consents, Approvals and Actions.

(a) If any consent, approval, or action of the      Group is required at any time pursuant to this Agreement, such consent, approval, or action shall be deemed given if the holders of a majority of the Shares held by the      Group at such time provide such consent, approval, or action in writing at such time.

(b) For purposes of clarity, the operation of this Section 3.19 shall not deprive the      Group of its rights pursuant to Section 2.1.

3.20 Aggregation of Securities. All securities held by members of the      Group shall be aggregated together for purposes of determining the rights or obligations of the      Group or the application of any restrictions to the      Group under this Agreement in which such right, obligation, or restriction is determined by any ownership threshold. The      Group may allocate the ability to exercise any rights of the      Group under this Agreement in any manner among members of the      Group that the      Group sees fit.

3.21 Effectiveness. This Agreement shall become effective on the day immediately preceding the date on which a registration statement on Form 8-A, or any successor form thereto, with respect to the Common Stock first becomes effective under the 1934 Act. This Agreement shall automatically terminate if the initial Public Offering is not consummated on or before the tenth (10th) business day following the date of this Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

THE COMPANY:

WEBTOON ENTERTAINMENT INC.

By:
Name:	Junkoo Kim
Title:	Chief Executive Officer

[Signature Page to Stockholder Agreement]

GROUP:

By:
Name:
Title:

[Signature Page to Stockholder Agreement]

Annex I

FORM OF

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholder Agreement of WEBTOON Entertainment Inc., dated as of     , 2024 (as amended, restated, supplemented, or otherwise modified in accordance with the terms thereof, the “Stockholder Agreement”) by and between WEBTOON Entertainment Inc., a Delaware corporation (the “Company”), and the      Group. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholder Agreement.

By executing and delivering this Joinder Agreement to the Stockholder Agreement, the undersigned hereby adopts and approves the Stockholder Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the transferee of Shares, to become a party to, and to be bound by and comply with the provisions of, the Stockholder Agreement applicable to the      Group, in the same manner as if the undersigned were an original signatory to the Stockholder Agreement.

The undersigned hereby represents and warrants that, pursuant to this Joinder Agreement and the Stockholder Agreement, it is a Permitted Transferee of the      Group and will be the lawful record owner of      shares of Common Stock of the Company as of the date hereof. The undersigned further represents and warrants to each of the other parties to the Stockholder Agreement that the representations and warranties set forth in Section 3.18 of the Stockholder Agreement, with respect to the undersigned, are true and correct on the date hereof. The undersigned hereby covenants and agrees that it will take all such actions as required of a Permitted Transferee as set forth in the Stockholder Agreement. The undersigned acknowledges that if at any time after the date hereof the undersigned ceases to be a Permitted Transferee of the      Group, then notwithstanding anything to the contrary in this Joinder Agreement and the Stockholder Agreement, without affecting any other provision thereof requiring termination of any rights in favor of any party thereto, the provisions of Article II (other than Section 2.2) of the Stockholder Agreement shall terminate as to the undersigned.

The undersigned acknowledges and agrees that Sections 3.1, 3.6, 3.16, and 3.17 of the Stockholder Agreement are incorporated herein by reference, mutatis mutandis.

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Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the ____ day of ____________, _____.

Signature

Print Name

Address:

Telephone:

Facsimile:

Email:

AGREED AND ACCEPTED
as of the ____ day of ____________, _____.

WEBTOON ENTERTAINMENT INC.

By:
Name:
Title: